Exhibit 99.1

FIRST AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 15, 2014 (this “Amendment”), to the Existing Credit Agreement (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below) is made by MONSTER WORLDWIDE, INC., a Delaware corporation (the “Company”), and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Company, the Lenders and Bank of America, N.A., as Administrative Agent, are all parties to the Second Amended and Restated Credit Agreement, dated as of March 22, 2012 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, on or about the date hereof, the Company desires to issue certain convertible senior notes (the “Offering”), the proceeds of which will be applied to repay outstanding indebtedness under the Credit Agreement; and

WHEREAS, in order to permit and facilitate the Offering, the Company has requested that the Lenders amend certain provisions of the Existing Credit Agreement, and the Lenders are willing to effect such amendments, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.  Certain Definitions.  The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Amendment Effective Date” is defined in Article III.

“Company” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Offering” is defined in the second recital.

SECTION 1.2.  Other Definitions.  Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II.  Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

SECTION 2.1.  Amendments to Section 1.01.  Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

(a)                                 The following definitions shall be inserted into Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:

“Bond Hedge” means one or more call options or capped call options purchased by the Company from one or more financial institutions to hedge the Company’s exposure to any payments and/or deliveries due in respect of convertible debt issued by the Company.

“Conversion Event” means any event (including, without limitation, the passing of time) that allows holders of convertible debt issued by the Company to convert such debt into cash, shares of the Company’s common stock or a combination thereof.

(b)                                 The definition of “Equity Interests” appearing in Section 1.01 of the Existing Credit Agreement is amended by (i) inserting the word “equity” immediately before the words “securities convertible” appearing therein, and (ii) inserting a new sentence at the end thereof to read as follows:

For the avoidance of doubt, debt securities that are convertible into or exchangeable for shares of capital stock (or other ownership or profit interests) in any Person shall not constitute Equity Interests of such Person.

(c)                                  The definition of “Restricted Payments” appearing in Section 1.01 of the Existing Credit Agreement is amended by (i) inserting the parenthetical phrase “(other than debt securities that are convertible into or exchangeable for shares of capital stock (or other ownership or profit interests))” immediately after the words “Equity Interest” in each instance where such words appear therein and (ii) inserting a new sentence at the end thereof to read as follows:

For the avoidance of doubt, a payment of cash with respect to debt securities that are convertible into or exchangeable for shares of capital stock (or other ownership or profit interests) in any Person upon the occurrence of a Conversion Event shall not constitute a Restricted Payment.

SECTION 2.2.  Amendment to Section 7.03. Section 7.03(d) of the Existing Credit Agreement is hereby amended by (a) inserting the text “(A)” immediately before the word “obligations” in the first place where it appears, and (b) inserting the following at the end thereof:

and (B) the Company may purchase any Bond Hedge and acquire common stock of the Company upon exercise and settlement and/or termination of such Bond Hedge;

SECTION 2.3.  Amendment to Section 7.06. Section 7.06 of the Existing Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (c) thereof, (b) inserting the word “and” at the end of clause (d) thereof and (c) inserting the following new clause (e) at the end thereof to read as follows:

(e)                                  the Company may purchase any Bond Hedge and acquire common stock of the Company upon exercise and settlement and/or termination of such Bond Hedge.

SECTION 2.4.  Amendment to Section 8.01.  Section 8.01(e)(i)(B) of the Existing Credit Agreement is hereby amended by inserting the phrase “, other than a Conversion Event,” immediately after the phrase “securing or relating thereto, or any other event” therein.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on the date first written above (the “Amendment Effective Date”) following receipt by the Administrative Agent of counterparts hereof executed on behalf of the Company and the Required Lenders.

ARTICLE IV

REPRESENTATION, WARRANTY AND COVENANT

The Company hereby (a) represents, warrants and covenants that the proceeds of the Offering (net of reasonable and documented fees and expenses incurred in connection therewith) shall be applied to repayment of (i) first, the principal repayment installments of the Term Loans on a pro-rata basis, in accordance with the Term Lenders’ respective Applicable Percentages in respect of the Term Facility, and (ii) second, outstanding Revolving Credit Loans (with no corresponding reduction of the Revolving Credit Facility), in accordance with the Revolving Credit Lenders’ respective Applicable Percentages in respect of the Revolving Credit Facility; and (b) agrees that any failure to so apply such proceeds within two Business Days following the receipt thereof shall constitute an immediate Event of Default under the Credit Agreement.

ARTICLE V

MISCELLANEOUS

SECTION 5.1.  Cross-References.  References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 5.2.  Loan Document Pursuant to Existing Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.

SECTION 5.3.  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.4.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 5.5.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.6.  Full Force and Effect; Limited Amendment.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SECTION 5.7.  Representations and Warranties.  In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents and warrants to the Lenders that, both before and after giving effect to this Amendment, all statements set forth in clauses (a) and (b) of Section 4.02 of the Credit Agreement are true and correct.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

MONSTER WORLDWIDE, INC.

By:	/s/ James Langrock
Name: James Langrock
Title: Executive Vice President & Chief
Financial Officer

Monster Second Amendment

Acknowledged by

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Ronaldo Naval
Name: Ronaldo Naval
Title: Vice President

Monster — First Amendment to Second
Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Megha Whiteman
Name: Megha Whiteman
Title: Vice President

Monster — First Amendment to Second
Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATE, INC.,
as a Lender

By:	/s/ David A. Wild
Name: David A. Wild
Title: Senior Vice President

Monster — First Amendment to Second
Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATE, INC.,
as a Lender

By:	/s/ David A. Wild
Name: David A. Wild
Title: Senior Vice President

Monster — First Amendment to Second
Amended and Restated Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
as a Lender

By:	/s/ Belinda Tucker
Name: Belinda Tucker
Title: Managing Director

Monster — First Amendment to Second
Amended and Restated Credit Agreement

TORONTO DOMINION (TEXAS) LLC,
as a Lender

By:	/s/ Victor J. Huebner
Name: Victor J. Huebner
Title: Authorized Signatory

Monster — First Amendment to Second
Amended and Restated Credit Agreement

FIFTH THIRD BANK,
as a Lender

By:	/s/ Neil Kiernan
Name: Neil Kiernan
Title: Vice President

Monster — First Amendment to Second
Amended and Restated Credit Agreement

CAPITAL ONE BANK, N.A.,
as a Lender

By:	/s/ Diane Dolce
Name: Diane Dolce
Title: Senior Vice President

Monster — First Amendment to Second
Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Michael A. Richards
Name: Michael A. Richards
Title: Senior Vice President

Monster — First Amendment to Second
Amended and Restated Credit Agreement

WEBSTER BANK, NA,
as a Lender

By:	/s/ Desiree Thomas
Name: Desiree Thomas
Title: SVP

Monster — First Amendment to Second
Amended and Restated Credit Agreement